STOCKHOLDER DAY
STOCKHOLDER DAY
May 14th, 2008
Paul Marshall, Chief Executive Officer
Bob Heintz, VP of Worldwide Sales & Marketing
Gerhard Beenen, Chief Operating Officer
Rick Kent, Chief Financial Officer
Kirk Williams, Chief Legal & Compliance Officer

Exhibit 99.1

Safe Harbor Statement
Before we begin, let me inform you that during today’s discussions, management will make forward-looking statements about anticipated future revenues, gross margins, operating expenses and other financial and business information.
These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from what is projected.
Additional information concerning these risk factors can be found in our 2006
Annual Report on Form 10-K and our May 1, 2008 earnings release furnished under our Current Report on Form 8-K filed the same date.
All information disclosed today related to our projections or other forward-
looking statements is based on management’s current expectations. The
Company does not undertake any special duty to update its forward-looking statements should circumstances change.

Introductions
Business Overview
The Network Test
Market
Where We Compete
Organizational Changes
Customer Focus and
Applications
Financial Review
Legal Update
Investment Highlights
STOCKHOLDER DAY
STOCKHOLDER DAY
May 14th, 2008

Agenda
Agenda

Enabling service providers to deliver high-quality
voice,
video,
data and
next-generation digital multimedia services quickly, reliably and cost-
effectively.
A global corporation headquartered in San Jose, California with approximately 550 employees worldwide
California
Headquarters
TAIWAN
Manufacturing
ITALY
Protocol
Products
Group
Switzerland
Georgia
CHINA
Engineering
Germany
France
Japan
Korea
Mexico
CHINA
Sales

Sunrise Telecom

Sunrise Telecom develops and delivers high-quality communications test and measurement solutions for today’s telecom, cable and wireless networks.
Industry reach across networks, applications and
geographies
Serves wide range of customer testing applications
Strong international revenues (over 54% of revenues in 2007)
Global, prominent customer base
Strong carrier relationships with Tier 1 and Tier 2 service providers
Global sales and service capabilities
Extensive Product Portfolio
Large product installed base
Technology expertise
Well-positioned to leverage key industry trends
Triple Play growth fueled by competition between network operators
Transition to packet-based network infrastructure
Business Overview

Year	GbE & 10GbE TAM (mm)	GbE & 10GbE Growth	Transport TAM (mm)	Transport Growth	Cable TAM (mm)	Cable Growth	DSL Market TAM (mm)	DSL Market Growth
2006	$123.7	40.3%	$144.4	3.2%	$91.7	35.0%	$160.0	10.3%
2007	$169.3	36.9%	$149.4	3.4%	$124.3	36.0%	$172.0	7.5%
2008	$225.9	33.4%	$154.6	3.5%	$169.8	37.0%	$186.0	8.1%

Drivers

GbE & 10GbE
- Service Providers want to deploy advanced and bundled services
- Need to Improve quality of customer experience (QoE)
- Investing in infrastructure

Transport
- Shift to higher speed next-generation Transport (i.e. EoS)
- Increase OTN deployment for long haul networks
- Deploy 40G networks to address bottlenecks at 10G

Cable
- Telco competition threat
- Conversion to all digital
- Efficiency improvements
  - Install time reductions
  - Callback reductions
- Technology
  - DOCSIS 2.0 / 3.0
  - PacketCable 1.5
  - Video-On-Demand

DSL Market
- Triple play deployment
- Shift to higher speed access such as VDSL2
- Higher standard of testing required for video
- Installation now required inside homes Example

08RD-000568

SUNRISE TELECOM

Network Test Market Opportunity 6

AT 2500
Video
Video Distribution
VOD
High Speed Acess Network
Subscriber Authentication
Super Headend
Encoder
STT
ISP
SIP Server
H.323 G/K
IP
IP
IP
Internet
M/G
Class 5 Switch
CO
PSTN
Fiber to Splitter
Fiber to Node
Splitter
Multicast Packet Video Core
Multi-Service Edge Node
DSLAM
Copper
CPE
STB
Home G/W
CM750
CPE
STB
Home G/W
MTT
HTT

SUNRISE TELECOM

7 FTTx / Triple Play – We are Everywhere! Sunrise Telecom’s equipment is used at critical junctions in fiber and copper access networks to deliver triple play services

Opportunities with Ethernet
Carriers aggressively pursue business accounts
Businesses are upgrading Private Line to Ethernet
Lower carrier costs and growth of data traffic driving
introduction of new technologies in Metro environment
Next-generation SONET networks are based on IP and Ethernet
Voice-only SONET/SDH
Legacy
Frame Relay
ATM, TDM
Private Line
IP/Ethernet network
elements
Ethernet
IP VPNs
VoIP Services
Next-Generation
Sunrise Telecom is well positioned to capitalize on these trends
Next-Generation

MTT
10/100/1G
Ethernet
STT
Ethernet/OTN
Testing
Video
Satellite
EDGE
Optical
Network
Metro
Network
STT
OSA and
PMD/CD Testing
MTT
OTDR/OLTS
Testing
MTT
Ethernet/SONET/SDH
Testing
08RD-00057B

SUNRISE TELECOM

9 Ethernet/Transport Product Spectrum

Network
Services
Subscribers
Devices
Oracle®
Database
Mobile X-Ray™
Expert Engine
Business
Intelligence
OSS
Surveillance
Network Maps
Alarms
Troubleshooting
Protocol Analysis
End-To-End View
Reporting
KPIs
Trend Analysis

SUNRISE TELECOM®

The Mobile X-Ray™ Application Module for TAMS
Targets Mobile Data
Services
Fastest growing segment
in Wireless
Universal need for better
tools
Quick problem diagnosis
Assists customer experience
management
First correlation tool
available for clear picture

Reorganization

TPG TPG
G&A G&A
Engineering Engineering
Marketing Marketing
Product Marketing Product Marketing
Manufacturing Manufacturing
Technical Support Technical Support
Finance Finance
PPG PPG
G&A G&A
Engineering Engineering
Marketing Marketing
Product Marketing Product Marketing
Business Development Business Development
Manufacturing Manufacturing
Technical Support Technical Support
Finance Finance
BPG BPG
G&A G&A
Engineering Engineering
Marketing Marketing
Product Marketing Product Marketing
Manufacturing Manufacturing
Technical Support Technical Support
Finance Finance
SRT SRT
G&A G&A
Business Development Business Development
Manufacturing Manufacturing
Finance Finance
OPG OPG
G&A G&A
Engineering Engineering
Product Marketing Product Marketing
Business Development Business Development
Manufacturing Manufacturing
Technical Support Technical Support
Finance Finance

SUNRISE TELECOM
PPG
SUNRISE TELECOM®

SUNRISE TELECOM

Reorganization 12

Organizational Changes Gerhard Beenen Chief Operating Officer 13

Simplified Organizational Structure
Combined broadband, optics and wireline divisions
Better serve converging needs of telco and broadband service providers
Single customer service organization
Leverage R&D resources around the company
Standard platforms
Accelerate product development
Consolidating manufacturing operations
Closing Canada and will further consolidate operations in Taiwan, San Jose,
Switzerland, and Italy
Benefit from economies of scale and best practices
Targeting lower inventory
Increase Protocol Product Group’s independence
Train, select, manage own sales channel with singular focus on protocol system customers and their evolving applications

Customer Focus & Applications Bob Heintz VP of Worldwide Sales & Marketing 15

Cable
Mobile/ Wireless
Telcos
COX
Comcast
Telstra
Charter
TIME WARNER CABLE
CABLEVISION
Virgin media
O2
T - Mobile
Sprint
Telefónica
verizon
ROGERS
at&t
Deutsche Telekom
Qwest
Telstra
BT
NTT
TELMEX
TELECOM ITALIA
verizon
KT
at&t
Bell
Telefónica
france telecom

SUNRISE TELECOM

16 Network Service Providers are our Key Network Service Providers are our Key Customers Customers

Solid 15 Year
Track Record
Value Proposition to Service Providers
Broad
Product
Functionality
Modular
Product
Architecture
Innovative
New Product
Development
Long-term strategic
partner capable of growing
with customer needs
Facilitates delivery
of multiple complex services
like triple play
Reduces customer
Capex and OpEx
Ability to create solutions to
deliver service quickly,
reliably and efficiently

Customer Example: Verizon
July 2005
Sunrise Telecom becomes Verizon’s Primary Source of Video Testing
Equipment for FTTx Deployment with CM750 and AT2500
2006
2007
Sales to Verizon exceed $5M driven by accelerating FiOS deployments
Sales to Verizon exceed $12M driven by continuing FiOS deployments
10.4M FiOS premises passed
1.8M FiOS data subs
1.2M FiOS video subs
Q1 2008
2008
Sales to Verizon continue, paced by Verizon’s deployment schedules

Financial Review Rick Kent Chief Financial Officer 19

2005
2006
2007
2008

80%
70%
60%
50%
40%
30%
20%
10%
0
Q1
2005
Q1
2006
Q1
2007
Q1
2008

SUNRISE TELECOM

Quarterly Financial Results Revenue Revenue Q1 Q1 Q1 Q1 $40 $30 $20 $10 0 Gross Margin Gross Margin Percentage Millions 20

$ 20
$ 15
$ 10
$ 5
0
2005
2006
2007
2008

$ 6
$ 4
$ 2
0
$ -2
$ -4
$ -6
Q1
2005
Q1
2006
Q1
2007
Q1
2008

SUNRISE TELECOM

Quarterly Financial Results Operating Expenses Operating Expenses Millions Net Income Net Income Millions 21

Revenues of $20.0 million
Flat compared with a year ago, down 26% sequentially
Gross margin of 59% compared with 60% in prior quarter
$0.7 million in inventory write-downs and reserves
Operating expenses reduced to $17 million in Q1 2008 from $18 million in Q4 2007
Restructuring charge of $0.6 million
2006 audit expenses of $0.7 million
Loss from operations was $5.2 million in Q1 2008
Net cash was $13.6 million at March 31, 2008
Q2 2008 revenue guidance of $16-20 million
Softness in North America
Headcount down 15% compared with September 30, 2007
First Quarter 2008 Financial Results
First Quarter 2008 Financial Results
(unaudited)
(unaudited)

October 2005: Initiated business practices investigation
Dec. 15, 2005: Delisted from NASDAQ
Business practices investigation prevented timely SEC filings
June 2006: Completed business practices investigation
June 2006: Initiated stock option investigation
September 2006:  Completed stock option review
Board accepts investigation results after review by external auditor, outside counsel and audit committee
Re-audit and restate 2001 through 2005
November 2007:  2005 Form 10-K filed, with accounting restatement
April 2008:  2006 Form 10-K filed
May 2008:  2007 audit scheduled to begin
2007 audit and filings approximately four month process
SEC Filings Review
SEC Filings Review

2007 Audit – Notes on Auditor Selection
The Audit Committee is responsible for selection and oversight of independent auditor
Evaluates the auditor’s work at the completion of each audit
Reviews audit findings and other issues that arose during the audit
Considers the complicated accounting environment at the Company
The Audit Committee has engaged KPMG for the 2007 audit
2007 audit is critical for 2007 SEC filings
Time is of the essence and KPMG knows the Company
KPMG has already completed a portion of the required work.  The Broadband audit is complete and all physical inventories have been observed
The Company is perceived as a risky audit. Finding an alternative to KPMG is not guaranteed
After any change in auditors, KPMG’s review and consent still required for future
SEC filings

High G&A Costs
Unusually high public company costs over the last two years
Due to business practices investigation, internal review of historical options grants and accounting restatement
Future normalized public company costs expected to be
disproportionately high relative to our current revenue
SEC filings are a priority

Legal Update & Compliance Review Kirk Williams Chief Legal & Compliance Officer 26

Legal
Update
Update
July 2006 - Completed investigation of transactions and
business practices overseas
Management Initiated in October 2005
Audit Committee conducted, using special counsel and forensic auditor
Initial findings led the Audit Committee to expand the scope of its investigation
Due to late SEC filings, the Company was de-listed from NASDAQ in December
2005
Audit Committee completed the investigation in June 2006 and reported results to
SEC in September 2006
Investigation led to personnel changes throughout the company
Investigation led to new and enhanced corporate control over international operations
Reviewed by KPMG
Cumulative expenses incurred - $4.3M
CONCLUSION: No related restatements or adjustments

Legal Update
Legal Update
September 2006 - Completed review of Stock Option Granting Practices
Management initiated review in June 2006
The SEC requested and the Company provided information on the matter in
September 2006
Review covered all stock option grants made since the Company’s IPO in July 2000
Company reviewed 1611 grants: 27 separate grant dates; 499 different employees and directors; 5,377,758 option shares
The review concluded with a finding that incorrect measurement dates were used for the Company’s January 2001 and June 2002 grants, resulting in a restatement of financial information beginning in 2001 through the first two quarters of 2005
It was also determined that there was no evidence of intentional misconduct by management, staff or directors involved
Only accounting errors related to former management’s application of measurement dates was found
While restating the periods involved, the Company also made additional accounting adjustments totaling approximately $1.5M
Results reviewed by Audit Committee and KPMG
CONCLUSION: Incorrect measurement dates were used in the Company’s
January 2001 and June 2002 grants resulting in a restatement of approximately $5.5M from this item and $7.0M in total.

Legal
Legal Update
December 2006 - Stovall Derivative Lawsuit Filed
Stockholder filed lawsuit against the Company and its officers and directors.
Lawsuit alleges that the defendants intentionally backdated stock options for self-
enrichment and self-dealing.
Plaintiff seeks disgorgement of any ill-gotten gains, a damages award payable to the Company, and attorneys fees.
Company did not find any evidence of misconduct; only errors in the application of measurement dates.
All options are underwater.  All executive officer grants have been canceled or surrendered.
Company attempted unsuccessfully to mediate the matter with plaintiff in February
2008.
CONCLUSION: Company intends to assert all available defenses in litigation, which continues at plaintiff’s initiative.

Compliance Review
Compliance Review
Current iteration of the Compliance Program began with the Audit Committee investigation into foreign business practices in October 2005
New and enhanced corporate policies and procedures to improve corporate control over international operations
Created a Compliance Subcommittee of its Audit Committee
Appointed a Chief Legal and Compliance Officer to oversee compliance and ethics and report to the Audit Committee on progress
Republished the Code of Business Conduct and Ethics
Internal Ethics Review Board reports to the Audit Committee
Corporate culture of compliance and ethics in business matters
Enhanced overseas presence by corporate executives
Compliance and ethics education and training for all employees, including overseas staff
Excellence in Ethics Award
Online compliance tools and reporting mechanisms assist with employee education

Investment Highlights Paul Marshall Chief Executive Officer 31

Investment
Highlights
Highlights
Recognized leader in field installation and
maintenance
Leading gross margins in the industry
Top five position in key markets
Technological expertise in key growth markets
Ethernet, DSL/Triple-Play, Cable, Wireless Protocols
More new product introductions in 2H08
Restructuring and reorganization aimed at profitability
Reducing organizational complexity and streamlining sales and product portfolio
Consolidating manufacturing operations
SEC Reporting currency will provide a better business
environment
Strategic product focus
Vibrant residential triple play market
Transition from TDM to Ethernet

Questions? 33

STOCKHOLDER DAY STOCKHOLDER DAY
May 14th, 2008
This presentation contains forward-looking statements,
including expectations about our future financial performance and new product introductions. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause results to differ include: a lack of acceptance or slower than anticipated acceptance for our new or enhanced products; slower than anticipated product development or introduction into the marketplace; unanticipated delays in product delivery schedules; lower than anticipated end-user demand for telecommunications services and a corresponding cutback in spending by customers; increased competitive pressures; rapid technological change within the telecommunications industry; our dependence on a limited number of major customers, and on limited source suppliers; unanticipated difficulties associated with international operations; disproportionately high compliance costs relative to our size; and protracted litigation, which could disrupt our normal business operations. For a more detailed presentation of the factors that may affect our forward-looking statements, please refer to the section entitled “Risk Factors” in our  2006 Annual Report on Form 10-K,
filed with the SEC April 10, 2008, and the earnings press release furnished with our Current Report on Form 8-K filed May 1, 2008. We assume no obligation to update the forward-looking statements included in this presentation.